                                                            EXHIBIT 10.11(g)(1)

  [LOGO]
  Province             CHARGE/MORTGAGE OF LAND
  of
  Ontario       FORM 2 - LAND REGISTRATION REFORM ACT
                               (1) REGISTRY /x/ LAND TITLES / / (2) Page 1 of 2
                                   pages
                               (3) PROPERTY    Block          Property
                                   IDENTIFIER(S)                 Additional:
                                                                 See
                                                                 Schedule    / /

                               (4) PRINCIPAL AMOUNT
                               TWENTY MILLION
                                              00/100  Dollars $20,000,000.00

                               (5) DESCRIPTION
                                   FIRSTLY: Part of Lots 1 and 2, Concession 3, in the Gore of the Township of Downie, now in the City of Stratford, County of Perth, being PARTS 5, 6 and 7 on Reference Plan 44R-1417; and

FOR OFFICE USE ONLY

New Property Identifiers

                 Additional:       SECONDLY: Part of Lots 11 and 12, Concession
                 See               1, Town of Gananoque, County of Leeds
                 Schedule / /      designated as PARTS 1, 2, 3, 4 and 5 on
                                   Reference Plan 28R-4615; and
EXECUTIONS
                 Additional:       - continued on Schedule annexed
                 See
                 Schedule / /

(6) THIS      (a) Redescription    (b) Schedule for:   (7) INTEREST/ESTATE
    DOCUMENT      New Easement         Description /X/     CHARGED Fee Simple
    CONTAINS      Plan/Sketch / /      Additional
                                       Parties     / /
                                       Other       /X/

(8) STANDARD CHARGE TERMS -- The parties agree to be bound by the provisions in
    Standard Charge Terms filed as number    N/A    and the Chargor(s) hereby
    acknowledge(s) receipt of a copy of these terms.

(9) PAYMENT PROVISIONS
    (a) Principal              (b) Interest            (c) Calculation
        Amount $20,000,000.00      Rate  See attached      Period  See attached
                                         % per annum

                                Payment                       First  Y M D
    (d) Interest Y M D      (e) Date and                  (f) Payment
        Adjustment              Period  See attached          Date
        Date  See attached

    (g) Last                (h) Amount
        Payment                 of Each
        Date  See attached      Payment See attached     Dollars $

    (i) Balance             (j) Insurance
        Due                             See attached     Dollars $
        Date  See attached


(10) ADDITIONAL PROVISIONS


                                                                   Continued on
                                                                   Schedule /X/

(11) CHARGOR(S) The chargor hereby charges the land to the chargee


The chargor(s) acknowledge(s) receipt                         Date of Signature
of a true copy of this charge.
Name(s)                         Signature(s)                    Y    M    D
MANCHESTER PLASTICS, LTD.       By: /s/ TERENCE C. SEIKEL      1994  5    6
(I have the authority to        Name: Terence C. Seikel
bind the corporation.)          Office: CFO

(12) SPOUSE(S) OF CHARGOR(S)                                Date of Signature
     I hereby consent to this
     transaction.

     Name(s)                    Signature(s)                    Y    M    D


(13) CHARGOR(S) ADDRESS
     FOR SERVICE     900 Queen Street, Gananoque, Ontario K7G 2W7

(14) CHARGEE(S)
CONTINENTAL BANK N.A., AS AGENT


(15) CHARGEE(S) ADDRESS
     FOR SERVICE     231 South La Salle Street, Chicago, Illinois, U.S.A. 60697

(16) ASSESSMENT ROLL NUMBER  Cty. Mun. Map Sub. Par.
        OF PROPERTY                            Multiple

(17) MUNICIPAL ADDRESS    (18) DOCUMENT PREPARED BY:        For Office Use Only
     OF PROPERTY          BLAKE, CASSELS & GRAYDON          Fees
Multiple                  Barristers and Solicitors         Registration Fee
                          Box 25, Commerce Court West
                          Toronto, Ontario M5L 1A9
                          (416) 863-2400
                          ATTENTION:  DFW                     Total

                                   SCHEDULE

Description of Property (5) cont'd

Firstly: - 291 Griffith Road, Stratford

Part of Lots 1 and 2, Concession 3, in the Gore of the Township of Downie, now in the City of Stratford, County of Perth, being PARTS 5, 6 and 7 on Reference Plan 44R-1417 and Part of Lot 2, Concession 3, being Part 4, Plan 44R-900 and
Part 8, Plan 44R-495.

SUBJECT TO an easement in favour of the Corporation of the City of Stratford over PARTS 6 and 7, Reference Plan 44R-1417.

AND FURTHER SUBJECT TO an easement in favour of the Corporation of the City of Stratford over that part of PART 5, Reference Plan 44R-1417 more particularly described as PART 1 on Reference Plan 44R-1688.

AND FURTHER SUBJECT TO an easement in favour of the Corporation of the City of Stratford over Part 8 on Reference Plan 44R-495.

Secondly: - 900 Queen Street, Gananoque

Part of Lots 11 and 12, Concession 1, Town of Gananoque, County of Leeds designated as PARTS 1, 2, 3, 4 and 5 on Reference Plan 28R-4615.

SUBJECT TO an easement in favour of The Gananoque Light and Water Supply Company Limited registered as No. 5001.

AND FURTHER SUBJECT TO an easement in favour of the Bell Telephone Company of Canada, Limited registered as No. 935.